SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. ______)

[x]  Filed by the Registrant
[ ]  Filed by a Party Other than the Registrant

Check the appropriate box:
[x]  Preliminary Proxy Materials      [ ]  Confidential, For Commission Use Only
[ ]  Definitive Proxy Statement             (as permitted by Rule 14a-6(e)(2)
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec 240.14a-12

                        SUNBURST ACQUISITIONS VII, INC.
              ------------------------------------------------
              (Name of Registrant as Specified in its Charter)

    ---------------------------------------------------------------------
    (Name of Person Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ____________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

     ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ____________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

     ____________________________________________________________________

     (5)  Total fee paid:

     ____________________________________________________________________

     Fee previously paid with preliminary materials:

     ____________________________________________________________________

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     ____________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     ____________________________________________________________________

     (3)  Filing Party:

     ____________________________________________________________________

     (4)  Date Filed:

     ____________________________________________________________________

                                  PROXY
                      SUNBURST ACQUISITIONS VII, INC.
                    SOLICITED BY THE BOARD OF DIRECTORS

For use at the October 2, 2006 Special Meeting

The undersigned hereby appoints Yu Hong Tu as Proxy with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows:

(1)    PROPOSAL TO CHANGE THE NAME OF THE CORPORATION TO CHINA
       JUNLIAN INTEGRATED SURVEILLANCE, INC.

       /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

and in his discretion upon such other business as may be properly brought before the Special Meeting of Shareholders of Sunburst Acquisitions VII, Inc., to be held at Firstrade Securities, Inc., 133-25 37th Avenue, Flushing, NY 11354 on October 2, 2006 at 11:00 a.m. local time, and any adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Date:		___________________

Signature:	___________________

Print Name:	___________________

Signature:	___________________

(if jointly held)

IMPORTANT: Please sign exactly as name appears on your stock certificate. Joint owners should both sign. When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such. If a partnership, please sign in partnership name.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                       SUNBURST ACQUISITIONS VII, INC.
                    FuLiQianXi Business Center, Room 606
                 11 XinGangXi Road, Guangzhou, China 510260

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON OCTOBER 2, 2006

A Special Meeting of Shareholders of Sunburst Acquisitions VII, Inc., to be held at Firstrade Securities, Inc., 133-25 37th Avenue, Flushing, NY 11354 on October 2, 2006 at 11:00 a.m., local time, for the following purposes:

     (1) To vote upon a proposal to change the name of the corporation to China Junlian Integrated Surveillance. Inc.;

     (2) To transact such other business as may properly come before the meeting.

Stockholders of record as of the close of business on September 7, 2006 will be entitled to vote at the meeting.

Enclosed is a proxy statement and form of proxy. Shareholders who do not expect to attend the Special Meeting are requested to sign and return the proxy in the enclosed envelope.

                                        By Order of the Board of Directors


                                        Zhang Jun Chuan
                                        Chairman
September 19, 2006

                         SUNBURST ACQUISITIONS VII, INC.

                                PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Sunburst Acquisitions VII, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting of the Shareholders of Sunburst Acquisitions VII. This Notice of Special Meeting and Proxy Statement, and the accompanying proxy card have been mailed to the shareholders on or after September 19, 2006 for the purpose set forth in the Notice of the Special Meeting.

If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time up until the time when it is voted by the Proxy committee. The proxy may be revoked by sending written revocation to the Proxy Committee (c/o Robert Brantl, Esq., counsel to Sunburst Acquisitions VII, 52 Mulligan Lane, Irvington, NY 10533) or by making a proxy bearing a later date or by appearing and voting at the Special Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposal identified in the proxy and accompanying Notice of Special Meeting and as set forth and discussed in this Proxy Statement. The pro-posals will be presented by the Board of Directors of Sunburst Acquisitions
VII. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal. The Proxy Committee appointed by the Board of Directors consists of Yu Hong Tu, the Chief Executive Officer of Sunburst Acquisition VII.

                       VOTING SECURITIES OUTSTANDING

Stockholders of record entitled to vote will be determined as of the close of business on September 7, 2006. At that date, there were outstanding and entitled to vote 9,720,000 shares of common stock of Sunburst Acquisitions VII, constituting the only class of stock outstanding and entitled to vote at the meeting. Each share of common stock entitles the holder thereof to one vote.

The following table sets forth the beneficial ownership of outstanding shares of voting stock of Sunburst Acquisitions VII as of September 7, 2006 by any person who, to the knowledge of Sunburst Acquisitions VII, owns beneficially more than 5% of the outstanding common stock, by each Sunburst Acquisitions VII director, and by the directors an Sunburst Acquisitions VII other than the voting stock listed below. All shares are owned of record and beneficially, except where otherwise noted.

                               Amount and
                               Nature of
Name and Address               Beneficial            Percentage
of Beneficial Owner (1)        Ownership             of Class
------------------------------------------------------------------------
Zhang Jun Chuan                9,234,000              95.0%
Yu Hong Tu                             0                --
Xu Jun                                 0                --
809 S. Damen Avenue
Chicago, IL 60612

All officers and directors
 (4 persons)                   9,234,000              95.0%

________________________________

(1) Unless otherwise indicated, the address of each individual is c/o Guangzhou Junlian Correspondence Technology Co, Ltd., FuLiQianXi Business Center, Room 606, 11 XinGangXi Road, Guangzhou, P.R. China 510260.

               PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                    TO CHANGE THE NAME OF THE CORPORATION
                         (Item #1 on the Proxy Card)

Proposal. The Board of Directors of Sunburst Acquisitions VII proposes that the Articles of Incorporation of Sunburst Acquisitions VII be amended to change the name of the corporation to "China Junlian Integrated Surveillance, Inc."

Reasons for the Proposal. The primary purpose of the name change is to better represent Sunburst Acquisitions' business. Sunburst Acquisitions recently acquired, through a wholly owned subsidiary, 100% of the equity in Guangzhou Junlian Correspondence Technology Co., Ltd., a corporation organized under the laws of the People's Republic of China. Guangzhou Junlian Correspondence Technology Co., Ltd. is engaged in the business of developing and installing wireless digital communications and surveillance
systems in the People's Republic of China.   The Board of Directors has
determined to change Sunburst Acquisitions' name to reflect this new direction for the business of the corporation.

FOR THE REASONS INDICATED, THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NAME CHANGE.

                               OTHER MATTERS

VOTE REQUIRED TO APPROVE THE PROPOSALS

The proposed name change will be approved if there is a quorum at the Special Meeting and the shareholder votes cast at the meeting in favor of the proposal exceed the votes cast opposing it. A quorum exists if the holders of a majority of the shares of common stock outstanding are
present at the meeting in person or by proxy.   Zhang Jun Chuan, the
Chairman of the Board of Directors of Sunburst Acquisitions, owns 95% of the outstanding shares of common stock. His shares will be voted in favor of the proposal and his vote will be sufficient to approve the proposal on behalf of the shareholders.

EXCHANGE OF CERTIFICATES

Upon approval of the name change by the shareholders at the Special Meeting, an amendment to the Articles of Incorporation will be filed with the Colorado Secretary of State and the name change will be effective upon such filing ("Effective Date"). Certificates for the Corporation's common stock that recite the name "Sunburst Acquisitions VII, Inc." will continue to represent shares in the corporation after the Effective Date. If, however, a shareholder wishes to exchange his certificate for a certificate reciting the name "China Junlian Integrated Surveillance Inc." after the Effective Date, he may do so by surrendering his certificate to the Corporation with a request for a replacement certificate. Share certificates may be sent to the Corporation c/o its counsel:

                            Robert Brantl, Esq.
                             52 Mulligan Lane
                            Irvington, NY 10533
                         Telephone: (914) 693-3026

DISSENTERS RIGHTS

Under Colorado law, shareholders are not entitled to dissenters' rights with respect to any of the transactions described in this Proxy Statement.

TRANSACTION OF OTHER BUSINESS.

As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above. Should any other matter come before the meeting, it is the intention of the Proxy Committee to vote such proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS.

In order for shareholder proposals intended to be presented at the next meeting of Shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Corporation at its principal executive offices a reasonable time before the Corporation prints its proxy materials for the meeting. In addition, if the Corporation does not receive notice of a shareholder proposal within a reasonable time before the Corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary
authority to vote on the shareholder proposal.   The Board of Directors
has not determined when there will be another meeting of the shareholders.

SOLICITATION OF PROXIES

The entire expense of preparing, assembling and mailing this proxy statement, the form of proxy and other material used in the solicitation of proxies will be paid by Sunburst Acquisitions VII. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and Sunburst Acquisitions VII will reimburse them for expenses in so doing. To the extent necessary in order to insure that sufficient votes are cast, officers and agents of Sunburst Acquisitions VII, who will not be additionally compensated therefor, may request the return of proxies personally. The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.


                                    By Order of the Board of Directors

                                    Zhang Jun Chuan
                                    Chairman of the Board

Dated September 19, 2006